UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 15, 2009

LNB BANCORP, INC.
(Exact name of registrant as specified in its charter)
Ohio	0-13203	34-1406303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
457 Broadway, Lorain, Ohio	44052-1769
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2009, the Board of Directors of LNB Bancorp, Inc. (the “Company”) approved amendments to (1) the Company’s 2006 Stock Incentive Plan (the “2006 Stock Incentive Plan”), (2) the Company’s Stock Appreciation Rights Plan (the “Stock Appreciation Rights Plan”) and (3) the Employment Agreement between the Company and Daniel E. Klimas, as amended (the “Employment Agreement”).  The 2006 Stock Incentive Plan, the Stock Appreciation Rights Plan and the Employment Agreement were each amended in order to comply with the terms of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, and the interim final rule promulgated pursuant to such statutes and any additional rules, regulations or guidelines hereafter issued with respect to the U.S. Department of the Treasury’s Capital Purchase Program, and each provide that such plan or agreement will be further interpreted or reformed to so comply. The amendments to the 2006 Stock Incentive Plan, the Stock Appreciation Rights Plan and the Employment Agreement each also provide for the recovery by the Company of any applicable award or payment under such plan or agreement if it is later determined that the award or payment is based on financial statements or other performance metrics that are later determined to be materially inaccurate. In addition to the foregoing, certain provisions of the 2006 Stock Incentive Plan and the Stock Appreciation Rights Plan were revised to clarify compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

The restated 2006 Stock Incentive Plan, the restated Stock Appreciation Rights Plan and the amendment to the Employment Agreement are included as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	LNB Bancorp, Inc. 2006 Stock Incentive Plan, as restated.

10.2	LNB Bancorp, Inc. Stock Appreciation Rights Plan, as restated.

10.3	Amendment to Employment Agreement by and between Daniel E. Klimas and LNB Bancorp, Inc, dated as of December 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.

(Registrant)

Date:	December 18, 2009	By:	/s/ Gary J. Elek
Gary J. Elek
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	LNB Bancorp, Inc. 2006 Stock Incentive Plan, as restated.

10.2	LNB Bancorp, Inc. Stock Appreciation Rights Plan, as restated.

10.3	Amendment to Employment Agreement by and between Daniel E. Klimas and LNB Bancorp, Inc, dated as of December 15, 2009.